Exhibit 99.2

TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of the outstanding membership interests of Rohuma, LLC, (“Rohuma”) on January 22, 2021 by TraQiQ, Inc. (“TraQ” and the “Company”) and the acquisition of the outstanding membership interests of Mimo Technologies Private Ltd. (“Mimo”) on February 17, 2021 by TraQ, and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

In January 2021, TraQ, entered into a Share Exchange Agreement (the “Exchange Agreement”) with Rohuma, whereby as consideration for the transaction, Traq is to issue 4,292,220 shares of its common stock in exchange for the membership interests of Rohuma.

On February 17, 2021, the Company entered into a Share Exchange Agreement with Mimo Technologies Private Ltd., and Indian corporation (“Mimo”) and its shareholders, whereby the Mimo shareholders agreed to exchange all of their respective shares in Mimo in exchange for warrants to purchase 1,367,539 shares of the Company’s common stock.

The transactions are being accounted for as an acquisition of Rohuma and Mimo under ASC 805.

As a result of the transaction effected by the Exchange Agreements, at closing Rohuma and Mimo became subsidiaries of the Company.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 of the Company, Rohuma and Mimo gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at December 31, 2020 assumes the effects of the above as if this transaction had occurred as of January 1, 2020.

TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited financial statements as of and for the year ended December 31, 2020.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

TRAQIQ, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Rohuma and Mimo are being accounted for as a business combination, whereby TraQ is the acquierer.

NOTE B – ADJUSTMENT

(a)	To record the acquisition of Rohuma.
(b)	To record the issuance of shares of common stock in January 2021 for cash and conversion of certain note payable and accrued interest.
(c)	To record the acquisition of Mimo.
(d)	To adjust for the write-off of certain amounts outstanding between TraQ and Mimo.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of September 30, 2020:

TraQ Weighted Average Shares Outstanding	27,297,960

Shares issued to acquire Rohuma	4,292,220
Shares issued for cash and conversion of notes payable	834,338

Pro forma shares outstanding	32,424,518

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2020

	TRAQ	ROHUMA	MIMO	ADJUSTMENTS			CONSOLIDATED
ASSETS		C

CURRENT ASSETS
Cash	$29,658	$6,027	$10,381	$456,000	B		$1,027,066
				525,000	D
Accounts receivable, net of allowance	521,618	4,179	344,776				870,573
Note receivable - related party	227,877	-	-		F	227,877	-
Prepaid expenses and other current assets	322,286	8,943	34,127				365,356

Total current assets	1,101,439	19,149	389,284	981,000		227,877	2,262,995

Fixed assets, net	36,373	4,512	157,133				198,018
Intangible assets, net	444,584	-	-				444,584
Goodwill				3,520,300	A		6,613,276
				3,092,976	E
Restreicted cash	28,746	-	2,738				31,484
Right-of-use asset	126,118	-	-				126,118
Long-term investments	40,603	1,440	-				42,043
Other assets	3,196	-	-				3,196

Total non-current assets	679,620	5,952	159,871	6,613,276		-	7,458,719

TOTAL ASSETS	$1,781,059	$25,101	$549,155	$7,594,276		$227,877	$9,721,714

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$133,761	$10,000	$-				$143,761
Current portion of long-term debt - related parties	1,843,399	37,776	774,780	25,000	B		2,403,078
				227,877	F
Current portion of convertible debt - long-term debt	241,334	-	-	156,687	B		609,647
					D	525,000
Cash overdraft	188,721	2,980	-				191,701
Accounts payable and accrued expenses	1,163,505	58,181	923,398	43,000	B		2,102,084
Current portion of lease liabilities	8,779	-	-				8,779
Accrued payroll	327,084	-	109,850				436,934
Accrued taxes and duties payable	46,577	2,688	-				49,265

Total current liabilities	3,953,160	111,625	1,808,028	452,564		525,000	5,945,249

NON-CURRENT LIABILITIES
Long-term debt - related parties, net of current portion	-	-	156,538				156,538
Lease liabilities - net of current portion	125,219	-	-				125,219
Long-term debt, net of current portion	59,856	-	-				59,856

Total non-current liabilities	185,075	-	156,538	-		-	341,613

COMMITMENTS AND CONTINGENCIES	-	-	-	-		-	-

Total liabilities	4,138,235	111,625	1,964,566	452,564		525,000	6,286,862

STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock	5	-	-				5
Common Stock	2,730	-	2,274		A	429	3,242
					B	83
				2,274	E
Additional paid-in-capital	117,261	297,612	22,312		B	680,604	5,871,659
				297,612	A
					A	3,433,347
					E	1,640,447
				22,312	E
Accumulated other comprehenive income (loss)	27,721	-	37,118				64,839
Accumulated deficit	(2,504,893)	(384,136)	(1,477,115)		A	384,136	(2,504,893)
					E	1,477,115

Total stockholders’ equity (deficit)	(2,357,176)	(86,524)	(1,415,411)	322,198		7,616,161	3,434,852

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,781,059	$25,101	$549,155	$774,762		$8,141,161	$9,721,714

Adjustment Notes
A	Represents the issuance of 4,292,220 shares for the acquisition of Rohuma on January 22, 2021 (value was $0.80 per share)
B	Represents shares of stock issued for cash ($456,000) as well as for conversion of notes payable and accrued interest ($224,687) prior to acquisition of Mimo
C	Represents balances of Rohuma as of January 22, 2021, the date of acquisition. There were no material differences in the assets and liabilities from January 1 through January 21.
D	Represents proceeds received from new convertible notes in January 2021
E	Represents value of the acquisition of Mimo
F	Write-off of note between TRAQ and MIMO

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA STATEMENTS OF OPERATIONS

Year Ended December 31, 2020

	TRAQ	ROHUMA	MIMO	ADJUSTMENTS			CONSOLIDATED

REVENUES
Revenue from services	$1,009,949	$255,661	$142,309				$1,407,919

	1,009,949	255,661	142,309				1,407,919

COST OF REVENUES
Cost of services	546,569	115,436	462,110				1,124,115
	546,569	115,436	462,110				1,124,115

GROSS PROFIT	463,380	140,225	(319,801)				283,804

OPERATING EXPENSES:
Salaries and salary related costs	284,258	107,191	-				391,449
Professional fees and consulting	201,430	30,449	4,449				236,328
General and administrative	101,845	24,718	314,466				441,029
Depreciation and amortization	47,988	3,663	32,895				84,546
Rent	182,827	5,115	-		B	100,000	87,942

Total operating expenses	818,348	171,136	351,810				1,241,294

Gain (Loss) from operations	(354,968)	(30,911)	(671,611)				(957,490)

OTHER EXPENSE:
Other income (loss)	76,248	-	-	25,000	B		51,248
Interest expense, net of interest income	(328,380)	(2,242)	(15,872)				(346,494)
Other income (expense), net	(252,132)	(2,242)	(15,872)				(295,246)

Loss from before provision for income taxes	(607,100)	(33,153)	(687,483)				(1,252,736)
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PROVISION FOR INCOME TAXES	809	-	(68,369)				(67,560)

NET LOSS	$(607,909)	$(33,153)	$(619,114)				$(1,185,176)

NET LOSS PER SHARE
Basic	$(0.02)	N/A	N/A				$(0.04)
Diluted	$(0.02)	N/A	N/A				$(0.04)

SHARES USED IN CALCULATION OF NET LOSS PER SHARE
Basic	27,297,960				A	5,126,558	32,424,518
Diluted	27,297,960				A	5,126,558	32,424,518

Adjustment Notes
A	Represents the issuance of 4,292,220 shares for the acquisition of Rohuma on January 22, 2021 as well as for conversion of debt and cash
B	Represents estimated change in value based on changes to agreements